Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 7, 2019 but made effective as of May 1, 2019 (this “Amendment”) is by and among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (“Company”), certain Subsidiaries of the Company party to the Credit Agreement (as defined below), as borrowers (each such Subsidiary, a “Borrower” and collectively, the “Borrowers”), and BANK OF AMERICA, N.A., as lender (the “Lender”) under that certain Credit and Security Agreement dated as of November 13, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used hut not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement.

W I TN E S S E T H:

WHEREAS, Company, Borrowers and the Lender desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein; and

WHEREAS, the Lender is willing to agree to such amendments on the terms, subject to the conditions and to the extent set forth herein

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1 AMENDMENTS

1.1    Amendment to Credit Agreement:

(a)    Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Rate” included therein and inserting the following in lieu thereof:
“Applicable Rate” means a per annum rate equal to:

(a)	with respect to Eurodollar Rate Loans, 1.50%; and

(b)	with respect to Base Rate Loans, 0.50%.

(b)    Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition to such section in appropriate alphabetical order:
“Covered Entity” has the meaning specified in Section 9.20.
(c)    Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of the definition of “Collateral Substitution”:
“Upon the effectiveness of a Collateral Substitution, the respective Removed Property shall immediately cease to be a Financed Property.”

(d)    Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Financed Property” included therein and inserting the following in lieu thereof:
“Financed Property” means a real property parcel (and improvements related thereto) which (a) is owned in fee by a Borrower and located at or near a dealership or otherwise used or to be used by a dealership in its business, (b) is located in any state of the United States of America or the District of Columbia, (c) has been identified as a Financed Property with respect to any Loans on the applicable Loan Notice and (d) is one of the properties identified on Schedule 2.01 or an Added Property that has been added pursuant to a Collateral Substitution in accordance with the terms hereof. The Lender may revise Schedule 2.01 from time to time to (i) add any Added Property that has been added to the Property Pool, (ii) delete any Removed Property that has been removed from the Property Pool or (iii) delete any property that has been sold, transferred or otherwise disposed of in a Permitted Financed Property Disposition.

(e)    Article V of the Credit Agreement is hereby amended by adding the following new Section 5.29 at the end of such article:
5.29 Covered Entities. No Loan Party is a Covered Entity.
(f)    Section 9.19 of the Credit Agreement is hereby amended by adding the following sentence at the end of such section:
“Upon a Permitted Financed Property Disposition, the property sold, transferred or otherwise disposed of in such Permitted Financed Property Disposition shall immediately cease to be a Financed Property.”
(g)    Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.20 at the end of such article:
9.20 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support

(and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 9.20, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS

2.1    The effectiveness of this Amendment is conditioned upon the Bank’s receipt of the following items, in form and content acceptable to the Bank:

(a)	Execution and delivery of a counterpart hereof by Company, each Borrower and Lender.

(b)
Upon the request of the Bank, each Borrower shall have provided to the Bank, and the Bank shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act.

(c)	If any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall have provided a Beneficial Ownership Certification to the Bank if so requested.

SECTION 3.    MISCELLANEOUS

3.1    Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lender.

3.2    Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.3     Effect on Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. The parties agree that in the event of any conflict between this Amendment and the provisions of the Credit Agreement, this Amendment shall control.

3.4    No Waiver. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement. This Amendment is limited to the matters expressly referred to herein and shall not constitute an amendment or waiver of, or an indication of the Lender's willingness to amend or waive, any other provisions of the Credit Agreement or the same provisions for any other date or purpose.

3.5    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

3.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.7    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall he deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart hereof.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY IN CHEV, LLC
ASBURY IN HON, LLC
ATLANTA REAL ESTATE HOLDINGS L.L.C.
CROWN CHH L.L.C.
CROWN FDO L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
Q AUTOMOTIVE CUMMING GA,

By:	/s/ Matthew Pettoni
Name:	Matthew Pettoni
Title:	Treasurer

ASBURY AUTOMOTIVE GROUP, INC.

By:	/s/ Matthew Pettoni
Name:	Matthew Pettoni
Title:	VP & Treasurer

ASBURY AUTOMOTIVE – 2018 REAL ESTATE LOAN
Signature Page for First Amendment to Credit Agreement

LENDER:
BANK OF AMERICA, N.A.

By:	/s/ David T. Smith
Name:	David T. Smith
Title:	Senior Vice President

ASBURY AUTOMOTIVE – 2018 REAL ESTATE LOAN
Signature Page for First Amendment to Credit Agreement